Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b)

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The First of Long Island Corporation (“Corporation”) on Form 10-Q for the period ended September  30, 2020 as filed with the Securities and Exchange Commission on November 6,  2020 (“Report”), we, Christopher Becker, President and Chief Executive Officer of the Corporation and Jay P. McConie, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 6, 2020

By /s/ CHRISTOPHER BECKER
Christopher Becker
President & Chief Executive Officer
(principal executive officer)

By /s/ JAY P. MCCONIE
Jay P. McConie
Executive Vice President, Chief Financial Officer
& Treasurer
(principal financial officer)